Exhibit 99.1

Investor Relations Contact
Doug Clark
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Q2 Results
•Adobe Raises FY26 Total Revenue and Non-GAAP EPS Targets
•AI-first ARR triples year over year and exceeds $500 million
SAN JOSE, Calif. – June 11, 2026 – Adobe (Nasdaq:ADBE), the global technology leader that unleashes creativity and productivity for individuals and businesses through innovative platforms and tools, today reported financial results for its second quarter FY2026 ended May 29, 2026.
“Adobe delivered record revenue of $6.62 billion in Q2 reflecting strong AI-driven demand across our customer groups and we are raising our full-year fiscal 2026 revenue and non-GAAP EPS targets on the strength of that performance,” said Shantanu Narayen, chair and CEO, Adobe. “We are inspired to bring the magic of our new AI products to consumers, business professionals, creators, and marketers to deliver on our mission to Empower Everyone to Create.”
Second Quarter FY2026 Financial Highlights
•Adobe achieved record revenue of $6.62 billion in its second quarter of FY2026, which represents 13% year-over-year growth, or 11% in constant currency.
•Diluted earnings per share was $4.25 on a GAAP basis and $5.96 on a non-GAAP basis. GAAP results reflect a $0.17 per share non-cash goodwill impairment charge related to the Publishing & Advertising reporting unit.
•Total Adobe Annualized Recurring Revenue (“ARR”) exiting the quarter was $27.10 billion, including approximately $480 million from Semrush.
•GAAP operating income in the second quarter was $2.24 billion and non-GAAP operating income was $2.95 billion. GAAP net income was $1.71 billion and non-GAAP net income was $2.40 billion.
•Cash flows from operations were $2.17 billion.
•Exiting the quarter, Remaining Performance Obligations (“RPO”) were $22.27 billion, and Current Remaining Performance Obligations (“cRPO”) were 67%.
•Adobe repurchased approximately 8.5 million shares during the quarter.
Second Quarter FY2026 Customer Group Highlights
•Total Customer Group subscription revenue was $6.39 billion, which represents 14% year-over-year growth, or 12% in constant currency, including approximately $40 million from Semrush.
•Business Professionals & Consumers subscription revenue was $1.85 billion, which represents 16% year-over-year growth, or 15% in constant currency.
•Creative & Marketing Professionals subscription revenue was $4.54 billion, which represents 13% year-over-year growth, or 11% in constant currency.

Financial Targets
These targets factor in the acquisition of Semrush Holdings, Inc. and assume current macroeconomic conditions.
The following table summarizes Adobe’s third quarter FY2026 targets:

Total revenue	$6.67 billion to $6.72 billion
Business Professionals & Consumers subscription revenue	$1.87 billion to $1.89 billion
Creative & Marketing Professionals subscription revenue	$4.61 billion to $4.64 billion
Earnings per share[1]	GAAP: $4.40 to $4.45	Non-GAAP: $6.05 to $6.10
1Targets assume non-GAAP operating margin of ~44.0%, GAAP tax rate of ~23.0%, non-GAAP tax rate of ~18.0% and diluted share count of ~395 million for third quarter FY2026.
The following table summarizes Adobe’s updated FY2026 targets:

Total revenue	$26.50 billion to $26.60 billion
Business Professionals & Consumers subscription revenue	$7.44 billion to $7.48 billion
Creative & Marketing Professionals subscription revenue	$18.21 billion to $18.27 billion
Total Adobe ending ARR growth	10.2% year over year
Earnings per share[2]	GAAP: $17.90 to $18.00	Non-GAAP: $24.35 to $24.45
2Targets assume non-GAAP operating margin of ~45.0%, GAAP tax rate of ~22.5%, non-GAAP tax rate of ~18.0% and diluted share count of ~399 million for FY2026.

Adobe CFO Update
Dan Durn, executive vice president and CFO of Adobe, is departing the company on June 15, 2026 to pursue a new professional opportunity. Steve Day, SVP of Corporate Finance and CFO of Adobe’s Customer Experience Orchestration Business Unit, will serve as interim Chief Financial Officer, effective June 15, 2026. Mr. Day brings 20 years of financial leadership experience at Adobe to the Interim Chief Financial Officer role. Day will report directly to CEO and Chair Shantanu Narayen.
“I want to thank Dan for leading the finance organization that will support Adobe's next chapter of growth in the AI era, and wish him all the best,” said Narayen. “Steve has been a key member of our finance organization for two decades, and his deep understanding of Adobe’s business will be critical as we execute our strategy to deliver AI innovations to a broader set of customers across creativity, productivity and customer experience orchestration.”
Adobe to Host Conference Call
Adobe will webcast its second quarter fiscal year 2026 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.
Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our product development plans and new or enhanced offerings; our business, strategy, artificial intelligence (“AI”) and innovation momentum; our market and AI opportunity and future growth; market and AI trends; macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success and groups; industry positioning; expectations regarding acquisitions and other business transactions; and our financial targets and assumptions related thereto, including revenue, operating margin, operating efficiencies, annualized recurring revenue, tax rate, earnings per share and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; failure to compete effectively; issues relating to development and use of AI; damage to our reputation or brands; failure to realize the anticipated benefits of acquisitions, investments or other strategic transactions; failure to recruit and retain key personnel; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain our sales channels or critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic and geopolitical conditions; complex sales cycles; litigation, regulatory inquiries, investigations and other actions; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates;

impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended May 29, 2026, which Adobe expects to file in June 2026.
Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website. Definitions of our non-GAAP financial measures are provided in the Current Report on Form 8-K relating to this press release.
About Adobe
Adobe (Nasdaq: ADBE) empowers everyone to create through industry-leading platforms and tools that unleash creativity, productivity and personalized customer experiences. For more information, visit www.adobe.com.
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Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Six Months Ended
	May 29, 2026	May 30, 2025	May 29, 2026	May 30, 2025
Revenue:
Subscription	$6,416	$5,641	$12,614	$11,124
Product	89	88	179	183
Services and other	113	144	223	280
Total revenue	6,618	5,873	13,016	11,587

Cost of revenue:
Subscription	586	505	1,126	995
Product	5	6	11	12
Services and other	124	127	242	253
Total cost of revenue	715	638	1,379	1,260

Gross profit	5,903	5,235	11,637	10,327

Operating expenses:
Research and development	1,198	1,082	2,308	2,108
Sales and marketing	1,884	1,626	3,592	3,121
General and administrative	546	377	1,009	744
Amortization of intangibles	37	41	72	82
Total operating expenses	3,665	3,126	6,981	6,055

Operating income	2,238	2,109	4,656	4,272

Non-operating income (expense):
Interest expense	(65)	(68)	(128)	(130)
Investment gains (losses), net	18	2	23	8
Other income (expense), net	47	58	109	133
Total non-operating income (expense), net	—	(8)	4	11
Income before income taxes	2,238	2,101	4,660	4,283
Provision for income taxes	526	410	1,059	781
Net income	$1,712	$1,691	$3,601	$3,502
Basic net income per share	$4.26	$3.95	$8.86	$8.10
Shares used to compute basic net income per share	402	428	406	432
Diluted net income per share	$4.25	$3.94	$8.86	$8.08
Shares used to compute diluted net income per share	402	429	407	433

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	May 29, 2026	November 28, 2025
ASSETS

Current assets:
Cash and cash equivalents	$4,919	$5,431
Short-term investments	707	1,164
Trade receivables, net of allowances for doubtful accounts of $14 and $13, respectively	1,993	2,344
Prepaid expenses and other current assets	1,449	1,224
Total current assets	9,068	10,163

Property and equipment, net	1,870	1,873
Operating lease right-of-use assets, net	299	312
Goodwill	14,041	12,857
Other intangibles, net	1,012	495
Deferred income taxes	1,998	2,186
Other assets	1,645	1,610
Total assets	$29,933	$29,496

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$499	$417
Accrued expenses and other current liabilities	2,455	2,648
Debt	1,843	—
Deferred revenue	7,152	6,905
Income taxes payable	38	153
Operating lease liabilities	91	77
Total current liabilities	12,078	10,200

Long-term liabilities:
Debt	4,802	6,210
Deferred revenue	98	125
Income taxes payable	536	469
Operating lease liabilities	329	361
Other liabilities	572	508
Total liabilities	18,415	17,873

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	16,416	15,361
Retained earnings	48,767	45,354
Accumulated other comprehensive income (loss)	(247)	(245)
Treasury stock, at cost	(53,418)	(48,847)
Total stockholders’ equity	11,518	11,623
Total liabilities and stockholders’ equity	$29,933	$29,496

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	May 29, 2026	May 30, 2025
Cash flows from operating activities:
Net income	$1,712	$1,691
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	193	209
Stock-based compensation	534	481
Impairment of goodwill	70	—
Other non-cash adjustments	77	(101)
Changes in deferred revenue	(223)	(156)
Changes in other operating assets and liabilities	(198)	67
Net cash provided by operating activities	2,165	2,191

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(140)	(96)
Purchases of property and equipment	(58)	(47)
Purchases and sales of long-term investments, intangibles and other assets, net	44	(135)
Acquisitions, net of cash acquired	(1,560)	—
Net cash used for investing activities	(1,714)	(278)

Cash flows from financing activities:
Repurchases of common stock	(2,111)	(3,500)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(91)	(112)
Proceeds from issuance of debt	493	—
Other financing activities, net	(146)	(176)
Net cash used for financing activities	(1,855)	(3,788)
Effect of exchange rate changes on cash and cash equivalents	(9)	48
Net change in cash and cash equivalents	(1,413)	(1,827)
Cash and cash equivalents at beginning of period	6,332	6,758
Cash and cash equivalents at end of period	$4,919	$4,931

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	May 29, 2026	May 30, 2025	February 27, 2026
Operating income:

GAAP operating income	$2,238	$2,109	$2,418
Stock-based and deferred compensation expense	556	482	514
Impairment of goodwill	70	—	—
Amortization of intangibles	46	83	39
Acquisition-related expenses	5	—	2
Loss contingency(*)	30	—	62
Non-GAAP operating income	$2,945	$2,674	$3,035

Net income:

GAAP net income	$1,712	$1,691	$1,889
Stock-based and deferred compensation expense	556	482	514
Impairment of goodwill	70	—	—
Amortization of intangibles	46	83	39
Acquisition-related expenses	5	—	2
Loss contingency(*)	30	—	62
Investment (gains) losses, net	(18)	(2)	(5)
Income tax adjustments	(1)	(83)	(13)
Non-GAAP net income	$2,400	$2,171	$2,488

Diluted net income per share:

GAAP diluted net income per share	$4.25	$3.94	$4.60
Stock-based and deferred compensation expense	1.38	1.12	1.25
Impairment of goodwill	0.17	—	—
Amortization of intangibles	0.12	0.19	0.10
Acquisition-related expenses	0.01	—	—
Loss contingency(*)	0.07	—	0.15
Investment (gains) losses, net	(0.04)	—	(0.01)
Income tax adjustments	—	(0.19)	(0.03)
Non-GAAP diluted net income per share	$5.96	$5.06	$6.06

Shares used to compute diluted net income per share	402	429	411
The following table shows Adobe’s second quarter fiscal year 2026 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Second Quarter Fiscal 2026
Effective income tax rate:

GAAP effective income tax rate	23.5%
Income tax adjustments	(2.5)
Stock-based and deferred compensation expense	(3.0)
Non-GAAP effective income tax rate(**)	18.0%
(*) Associated with a settlement of litigation and other legal matters
(**) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions
The following tables show Adobe's third quarter fiscal year 2026 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Third Quarter Fiscal 2026
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$4.40	$4.45
Stock-based and deferred compensation expense	1.47	1.47
Amortization of intangibles	0.15	0.15
Acquisition-related expenses	0.04	0.04
Income tax adjustments	(0.01)	(0.01)
Non-GAAP diluted net income per share	$6.05	$6.10

Shares used to compute diluted net income per share	395	395

Third Quarter Fiscal 2026
Operating margin:

GAAP operating margin	34.0%
Stock-based and deferred compensation expense	8.9
Amortization of intangibles	0.9
Acquisition-related expenses	0.2
Non-GAAP operating margin	44.0%

Third Quarter Fiscal 2026
Effective income tax rate:

GAAP effective income tax rate	23.0%
Income tax adjustments	(1.5)
Stock-based and deferred compensation expense	(3.5)
Non-GAAP effective income tax rate(**)	18.0%
(**) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions (continued)
The following tables show Adobe's updated annual fiscal year 2026 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Fiscal Year 2026
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$17.90	$18.00
Stock-based and deferred compensation expense	5.53	5.52
Amortization of intangibles	0.50	0.50
Impairment of goodwill	0.18	0.18
Loss contingency	0.23	0.23
Acquisition-related expenses	0.09	0.09
Income tax adjustments	(0.08)	(0.07)
Non-GAAP diluted net income per share	$24.35	$24.45

Shares used to compute diluted net income per share	399	399

Fiscal Year 2026
Operating margin:

GAAP operating margin	35.0%
Stock-based and deferred compensation expense	8.5
Amortization of intangibles	0.8
Impairment of goodwill	0.3
Loss contingency	0.3
Acquisition-related expenses	0.1
Non-GAAP operating margin	45.0%

Fiscal Year 2026
Effective income tax rate:

GAAP effective income tax rate	22.5%
Income tax adjustments	(1.0)
Stock-based and deferred compensation expense	(3.5)
Non-GAAP effective income tax rate(**)	18.0%
(**) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028
Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate Adobe’s operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments and other items that are not considered part of Adobe’s ongoing operations, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.